EXHIBIT A


                             CERTIFICATE OF TRUST
                                      OF
                              M&I CAPITAL TRUST A


          This Certificate of Trust of M&I Capital Trust A (the "Trust") dated December 2, 1996, is being duly executed and filed by the undersigned, as trustees, to form a business trust pursuant to the Delaware Business Trust Act, 12 Del. C. (S)3801, et seq. The undersigned, as trustees, do hereby certify as follows:

          1. The name of the business trust being formed hereby is "M&I Capital Trust A."

          2. The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

          Chase Manhattan Bank Delaware
          1201 Market Street
          Wilmington, Delaware 19801

          3. This Certificate of Trust shall be effective as of the date of filing.

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          IN WITNESS WHEREOF, the undersigned, being the sole trustees of the
Trust, have executed this Certificate of Trust as of the date first above written.


                                         --------------------------------
                                         J. B. Wigdale, as Trustee


                                         --------------------------------
                                         M. A. Hatfield, as Trustee



                                         --------------------------------
                                         G. H. Gunnlaugsson, as Trustee



                                         CHASE MANHATTAN BANK DELAWARE,
                                           as Delaware Trustee


                                         By:
                                            -----------------------------
                                            Name:
                                            Title:



                                         CHASE MANHATTAN BANK,
                                           as Institutional Trustee


                                         By:
                                            -----------------------------
                                            Name:
                                            Title:

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